HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	May 19, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$150,000,000.00	$1,680,382.73	$107,666.67	$0.00	$0.00	$0.00	$0.00	$148,319,617.27
A-X	$550,777,436.84	$0.00	$814,252.07	$20,177.54	$0.00	$0.00	$0.00	$536,164,665.15
2A-1	$369,107,000.00	$12,803,969.15	$264,936.80	$0.00	$0.00	$0.00	$0.00	$356,303,030.85
B-1	$11,566,000.00	$54,231.20	$10,072.06	$0.00	$0.00	$0.00	$0.00	$11,511,768.80
B-2	$6,884,000.00	$32,278.02	$7,629.77	$0.00	$0.00	$0.00	$0.00	$6,851,721.98
B-3	$4,406,000.00	$20,659.06	$4,883.32	$0.00	$0.00	$0.00	$0.00	$4,385,340.94
B-4	$3,028,000.00	$14,197.83	$3,356.03	$0.00	$0.00	$0.00	$0.00	$3,013,802.17
B-5	$3,579,000.00	$16,781.38	$3,966.73	$0.00	$0.00	$0.00	$0.00	$3,562,218.62
B-6	$2,207,337.00	$10,349.86	$2,446.47	$0.00	$0.00	$0.00	$0.00	$2,196,987.14
A-R	$100.00	$100.00	$0.25	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$550,777,437.00	$14,632,949.23	$1,219,210.17	$20,177.54	$0.00	$0.00	$0.00	$536,164,665.31

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$0.00	$0.00	N/A	$10,739.22	N/A	$0.00	N/A	$10,739.22
PO-2	$0.00	$0.00	N/A	$9,438.32	N/A	$0.00	N/A	$9,438.32
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	11.20255153	0.71777780	0.00000000	0.00000000	988.79744847	1.36000%
A-X	$550,777,437.00	41161PDM2	0.00000000	1.47836860	0.03663465	0.00000000	973.46882630	1.81800%
2A-1	$369,107,000.00	41161PDL4	34.68904450	0.71777777	0.00000000	0.00000000	965.31095550	1.36000%
B-1	$11,566,000.00	41161PDP5	4.68884662	0.87083348	0.00000000	0.00000000	995.31115338	1.65000%
B-2	$6,884,000.00	41161PDQ3	4.68884660	1.10833382	0.00000000	0.00000000	995.31115340	2.10000%
B-3	$4,406,000.00	41161PDR1	4.68884703	1.10833409	0.00000000	0.00000000	995.31115297	2.10000%
B-4	$3,028,000.00	41161PDS9	4.68884742	1.10833223	0.00000000	0.00000000	995.31115258	2.10000%
B-5	$3,579,000.00	41161PDT7	4.68884605	1.10833473	0.00000000	0.00000000	995.31115395	2.10000%
B-6	$2,207,337.00	41161PDU4	4.68884452	1.10833552	0.00000000	0.00000000	995.31115548	2.10000%
A-R	$100.00	41161PDN0	1000.00000000	2.50000000	0.00000000	0.00000000	0.00000000	3.00386%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	May 19, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$159,151,450.14	$391,625,986.70	$550,777,436.84
Scheduled Principal	$143,645.55	$444,620.76	$588,266.31
Curtailments & Curtailment Adjustments	$48,576.00	$602,519.93	$651,095.93
Prepayments	$1,124,801.09	$10,274,542.74	$11,399,343.83
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$394,398.08	$1,599,845.08	$1,994,243.16
Total Principal Distribution	$1,711,420.72	$12,921,528.51	$14,632,949.23
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$10,739.22	$9,438.32	$20,177.54
Ending Balance	$157,450,768.64	$378,713,896.51	$536,164,665.15

Scheduled Interest and reductions from:
Scheduled Interest	$451,878.62	$969,035.54	$1,420,914.16
Less Servicing Fee	$49,734.66	$122,383.27	$172,117.93
Less LPMI	$3,316.12	$4,577.76	$7,893.88
Less Deferred Interest	$10,739.22	$9,438.32	$20,177.54
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$238.73	$587.44	$826.17
Less Custodial Fee	$198.94	$489.53	$688.47
Total Interest Distribution	$387,650.95	$831,559.22	$1,219,210.17

Available Funds:	$2,099,071.67	$13,753,087.73	$15,852,159.40

Mortgage Loan Characteristics:
Weighted Average Loan Rate	3.40716%	2.96927%	3.09580%
Weighted Average Net Loan Rate	3.00386%	2.57694%	2.70030%
Weighted Average Adjusted Cap Rate	2.92288%	2.54802%	2.65634%
Number of Loans	864	958	1,822
Weighted Average Remaining Term	356	357	357
Mortgage Loan Balance of One-Month LIBOR Loans	$69,687,751.30	$201,134,598.35	$270,822,349.65
Mortgage Loan Balance of COFI Loans	$29,615,513.06	$36,219,592.75	$65,835,105.81
Mortgage Loan Balance of MTA Loans	$58,147,504.28	$141,359,705.41	$199,507,209.69
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$113,447.74
Unreimbursed Advances			$114,657.25

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	May 19, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	94.249911%	94.249874%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	5.750089%	5.750126%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$5,507,774.37
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	0	$0.00	0	$0.00	0	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00
Total	0	$0.00	0	$0.00	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	0	$0.00	0	$0.00	0	$0.00	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00	$0.00
Total	0	$0.00	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$148,319,617.27	N/A
A-X	$10,739.22	$9,438.32
2A-1	N/A	$356,303,030.85
B-1	$3,330,772.48	$8,180,996.32
B-2	$1,982,451.82	$4,869,270.16
B-3	$1,268,838.28	$3,116,502.66
B-4	$872,002.34	$2,141,799.83
B-5	$1,030,679.12	$2,531,539.50
B-6	$635,668.11	$1,561,319.03

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00